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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               __________________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported):                   April 11, 2002


                             MATRIX SERVICE COMPANY
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)


 Delaware                          0-18716                    73-1352174
------------------             --------------             -------------------
(State or other                  (Commission                 (IRS Employer
jurisdiction of                  File Number)             Identification No.)
incorporation)


           10701 East Ute Street, Tulsa, Oklahoma      74116-1517
           ------------------------------------------------------
               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code    (918) 838-8822
                                                      --------------

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Item 7. Financial statements, Pro forma Financial Information and Exhibits.

           Exhibit 99.1 Form of presentation to investors and security analysts.

Item 9. Regulation FD Disclosure.

           Matrix Service Company intends to make a presentation to investors and security analysts in a previously announced telephone conference on April 11, 2002, in substantially the form attached hereto as
           Exhibit 99.1

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                MATRIX SERVICE COMPANY

Dated: April 10, 2002                           By: /s/ Michael J. Hall
                                                    ----------------------------
                                                    Michael J. Hall
                                                    Vice President - Finance and
                                                    Chief Financial Officer


                                  EXHIBIT INDEX

EXHIBIT NO.
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99.1         Form of presentation to investors and security analysts.

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